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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 18, 1997


                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                             1-11706                         52-1796339
----------------------------                -------------                 ----------------------
(State or other jurisdiction                 (Commission                      (IRS Employer
      of incorporation)                      File Number)                 Identification Number)


    1700 Pennsylvania Avenue, N.W.
           Washington, D.C.                                          20006
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(Address of principal executive offices)                           (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 624-7500


                                 Not applicable
          (Former name or former address, if changed since last report)

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                         CARRAMERICA REALTY CORPORATION

Item 5    -   Other Events

Attached as Exhibits to this form are the documents listed below:

    Exhibit               Document
    -------               --------

      1.1 Underwriting Agreement, dated December 18, 1997, by and between CarrAmerica Realty Corporation and Legg Mason Wood Walker, Incorporated

      1.2 Terms Agreement and Underwriting Agreement, both dated December 18, 1997, by and between CarrAmerica Realty Corporation and Prudential Securities Incorporated

      5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of shares



                                       2

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CARRAMERICA REALTY CORPORATION


Date:  December 22, 1997                     By: /s/  Brian K. Fields
                                                 -----------------------
                                                 Brian K. Fields
                                                 Chief Financial Officer






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

                                  EXHIBIT INDEX


    Exhibit               Description
    ------                -----------

      1.1 Underwriting Agreement, dated December 18, 1997, by and between CarrAmerica Realty Corporation and Legg Mason Wood Walker, Incorporated

      1.2 Terms Agreement and Underwriting Agreement, both dated December 18, 1997, by and between CarrAmerica Realty Corporation and Prudential Securities Incorporated

      5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of shares